Exhibit Index

Exhibit No.
Regulation S-K
Item 601

Designation                         Exhibit Description

     24                             Power of Attorney

Securities and Exchange Commission
Washington, D.C.  20549


         Re:      CH Energy Group, Inc.
                  Commission File No. 0-30512
                  1933 Act and 1934 Act Filings
                  Authorized Representatives

Ladies and Gentlemen:

     CH Energy Group, Inc. is an issuer of securities registered under Section 12 of the Securities Exchange Act of 1934.

         I, James P. Lovette, hereby confirm, as of the date set forth below next to my signature, that each of the "Authorized Representatives" named below is authorized on my behalf to sign such statements (on Form 3, Form 4, Form 5, Form 144, Schedule 13G, or otherwise) with respect to securities of CH Energy Group, Inc. and with respect to securities of Central Hudson Gas & Electric Corporation (the "Securities"), and to submit to the Securities and Exchange Commission such filings with respect to the Securities (including reports, notices, and other statements), as are required by the Securities Act of 1933 or the Securities Exchange Act of 1934 (collectively, the "Acts").

         I also confirm that the Authorized Representatives are not assuming, singly or jointly, any of my responsibilities to comply with the Acts.

         The authority confirmed herein shall remain in effect until such time as the Commission shall receive from me a written communication terminating or modifying the authority.

                           Authorized Representatives


                             /s/Lincoln E. Bleveans
                             ----------------------
                               Lincoln E. Bleveans

                                /s/Donna S. Doyle
                                -----------------
                                 Donna S. Doyle

                            /s/Christopher M. Capone
                            ------------------------
                              Christopher M. Capone


Date:  February 23, 2004            By:  /s/James P. Lovette
                                         ---------------------
                                            James P. Lovette